Jennison Technology Fund, a series of

JENNISON SECTOR FUNDS, INC.

Supplement Dated September 12, 2005 to the
Prospectus Dated March 18, 2005


	The reorganizations whereby Jennison Technology
Fund intended to acquire the assets and assume the liabilities of each of Strategic Partners OTC Fund and Strategic Partners
Technology Fund, each a series of Strategic Partners Mutual
Funds, Inc. have been cancelled.












MF188C5